UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material under § 240.141-12

Ocean Power Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

Tel: 609-730-0400 — Fax: 609-730-0404

October 18, 2022

Dear Shareholder:

On behalf of the Board of Directors, I wish to express our thanks and appreciation for your continued support and investment in Ocean Power Technologies, Inc. (“OPT” or the “Company”).

Our role as Independent Directors is to represent you, the shareholders, and to provide a strong foundation of governance for the Company’s leadership. Leaning on our collective experience and skills, the Board of Directors provides strategic guidance, encourages innovation in ways that will accelerate the Company’s growth, and ensures accountability at every level of the organization.

The OPT Board of Directors is committed to providing oversight and governance to the Company in ways that will create long-term value for shareholders. We believe that our decisions to invest in both organic and inorganic growth has positioned OPT to better meet the needs of a rapidly developing global marketplace. Our acquisition of Marine Advanced Robotics is an excellent example of just the type of inorganic growth business that aligns well with our current Power as a Service and Data as a Service offerings. In addition, we believe there is substantial and growing global need for precisely the type of Maritime Domain Awareness Solution that OPT has developed. Similarly, we seek to meet the power needs of the offshore industry through the power generation of the Company’s current products and through power platform development projects such as the Mass-on-Spring Wave Energy Converter (MOSWEC), scheduled for its initial prototype deployment this year. Finally, we see the role of Consulting Services, through our acquisition of 3Dent, continuing to grow over time, as OPT’s experienced engineering team finds innovative ways to help customers develop innovative engineering solutions and mitigate some of their most significant risks.

We are asking OPT shareholders to vote in favor of the important proposals set out in our proxy that we believe will be essential to advancing our business plan. As part of your consideration, we offer some reasons for your “FOR” vote:

●	We ask that you vote For All to approve our slate of Board of Directors. Joining me on this year’s slate of director nominees as independent directors are: Natalie Lorenz-Anderson, Clyde Hewlett, Diana Purcel, and Pete Slaiby - all of whom bring substantial experience in mergers and acquisitions, offshore energy, safety, finance, technology, cybersecurity, government contracting and governance. In addition, our President and Chief Executive Officer, Philipp Stratmann, will continue to serve with us on our Board of Directors. The contributions of the Board of Directors over this past year toward enhancing governance, strategic planning, and strengthening our leadership team have been invaluable. The Board enthusiastically recommends a ‘YES’ vote on our slate of six candidates for the OPT Board.

●	We are asking you to vote in favor of amending our 2015 Omnibus Incentive Plan (the “2015 Plan”) to increase the number of shares of common stock available to grant under the 2015 Plan to ensure adequate shares will be available for future grants. The majority of the shares in the 2015 Plan used for management compensation are performance-based and therefore, are not guaranteed. These shares only vest if the Company meets the performance criteria set out in the vesting schedule. The management team’s long term incentive compensation comes in the form of shares in the company. We believe that long term incentive-based compensation that increases the management team’s ownership in the Company aligns pay with performance and shareholder value. This increase in shares available under the 2015 Plan is necessary in order to meet the Company’s stock ownership and holdings guidelines, increasing stock ownership over time and meeting the goal of aligning management’s interests with that of shareholders.

●	We ask that you vote For ratifying the approval of EisnerAmper, LLC as our independent registered public accounting firm for fiscal 2023.

●	We ask that you vote For on “Say on Pay”. We have listened to shareholder feedback and worked to align our short term and long term incentive compensation plans directly with performance goals. Please look at our compensation discussion and analysis section of the proxy and approve our executive officer compensation.

●	We ask that you vote to approve the frequency of future advisory votes on our executive compensation on an annual basis (one year). We have elected to make this an annual approval process for our shareholders, even though we could choose to recommend the “Say on Pay” vote every two or three years.

In closing, we wish to thank all of our stakeholders, and acknowledge how much we appreciate and value the ability for OPT employees to continue to innovate and deliver superior products and solutions. Your vote is very important to us, and we ask that each of you take the time to vote your shares in favor of these important items.

Sincerely,

/s/ TERENCE J. CRYAN
Terence J. Cryan
Chairman of the Board of Directors

OCEAN POWER TECHNOLOGIES, INC.

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

Notice of 2022 Annual Meeting of Shareholders

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Shareholders of Ocean Power Technologies, Inc., a Delaware corporation, will be held in virtual format only on:

Date:	December 14, 2022

Time:	9:00 a.m. Eastern Standard Time

Website:	www.cesonlineservices.com/optt22_vm

Purposes:	1.	To elect six persons to our Board of Directors;

	2.	To approve an amendment to the 2015 Omnibus Incentive Plan (the “2015 Plan”) to increase the number of shares of our common stock available for grant under the 2015 Plan from 3,132,036 to 4,382,036 to ensure that adequate shares will be available under the 2015 Plan for future grants and to amend the aggregate number of shares available for incentive awards;

	3.	To consider and take action on the ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for fiscal year 2023;

	4.	To vote on an advisory resolution to approve our executive officer compensation;

	5.	To vote on an advisory resolution to approve the frequency of future advisory votes on our executive compensation; and

Record Date:	The Board of Directors has fixed the close of business on October 18, 2022 as the record date for determining shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.

These items are fully discussed in the following pages, which are made part of this Notice of 2022 Annual Meeting of Shareholders. We ask you to vote your shares as promptly as possible.

You may vote your shares by telephone, via the Internet or by mail. Shareholders of record who participate at the meeting may vote electronically, even if they already voted their shares by telephone, via the Internet or by returning a proxy card or voting instruction card. Your vote is very important to us, and we encourage each shareholder to vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2022:

Copies of this proxy statement and our annual report for the fiscal year ended April 30, 2022 are available by visiting the following website: http://www.oceanpowertechnologies.com.

FOR THE BOARD OF DIRECTORS

/s/ Nicholas Day
Nicholas Day
Monroe Township, NJ	General Counsel and Secretary
October 18, 2022

OCEAN POWER TECHNOLOGIES, INC.

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

PROXY STATEMENT

Annual Meeting of Shareholders to be held on December 14, 2022

GENERAL INFORMATION

This proxy statement is furnished to shareholders of Ocean Power Technologies, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by our Board of Directors of proxies for use at our 2022 Annual Meeting of Shareholders (the “Meeting”). The Meeting is scheduled to be held on Wednesday, December 14, 2022, at 9:00 a.m. Eastern Standard Time, in virtual format only at www.cesonlineservices.com/optt22_vm. We anticipate that this proxy statement and the enclosed form of proxy will be mailed to shareholders on or about October 22, 2022.

At the Meeting, shareholders will be asked to vote upon: (1) the election of six directors; (2) an amendment to the 2015 Plan to increase the number of shares of our common stock available for grant under the 2015 Plan from 3,132,036 to 4,382,036 to ensure that adequate shares will be available under the 2015 Plan for future grants and to amend the aggregate number of shares available for incentive awards; (3) the ratification of the selection of our independent registered public accounting firm for fiscal year 2023; (4) an advisory resolution to approve our executive officer compensation; (5) an advisory vote to approve the frequency of future advisory votes on our executive compensation; and (6) such other business as may properly come before the Meeting and at any adjournments thereof.

Voting Rights and Votes Required

The close of business on October 18, 2022 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. As of the close of business on such date, we had outstanding and entitled to vote 55,921,880 shares of common stock. You may vote your shares by completing the enclosed proxy card and mailing it in the envelope provided or by telephone or internet as instructed on the proxy card. Shareholders who hold shares in “street name” should refer to their proxy card or the information forwarded by their bank, broker or other holder of record for instructions on the voting options available to them.

A majority of the shares of common stock entitled to vote at the Meeting must be represented electronically (given the virtual nature of the Meeting) or by proxy at the Meeting to constitute a quorum for the transaction of business. The record holder of each share of common stock entitled to vote at the Meeting will have one vote for each share so held. Abstentions and broker non-votes will count as present for the purpose of determining the presence of a quorum.

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Assuming the presence of a quorum at the Meeting, the following votes are required for approval of the following P:

●	Directors are elected by a plurality of the votes cast (Proposal 1). This means that the six nominees with the highest number of “FOR” votes will be elected as directors. Shareholders may not cumulate their votes. If the shares you own are held in “street name” by a bank or brokerage firm, that bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. If you do not instruct your bank or broker how to vote with respect to this item, your bank or broker may not vote with respect to the election of directors. In tabulating the votes, withheld votes for the election of one or more nominees and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote.

●	The proposal to approve the amendment to the 2015 Plan (Proposal 2), the proposal to ratify the selection of our independent registered public accounting firm (Proposal 3), the advisory resolution to approve our executive officer compensation (Proposal 4), and the advisory vote to approve the frequency of future advisory votes on our executive compensation (Proposal 5) each require the affirmative vote of the holders of a majority of the shares of our common stock present or represented at the Meeting and voting on the proposal. Abstentions and broker non-votes are not considered votes cast and therefore will have no effect on the outcome of the vote on these proposals.

Our Board of Directors has retained Morrow Sodali LLC, an independent proxy solicitation firm, to assist it in soliciting proxies, for approximately $40,000. Proxies may be solicited by mail, telephone or other electronic means.

Voting of Proxies

If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting as specified in the proxy. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the election of the nominees listed below under “Proposal One - Election of Directors,” FOR the amendment to the 2015 Plan, FOR the ratification of the selection of our independent registered public accounting firm, FOR the approval of the advisory resolution to approve our executive compensation, and the ONE YEAR option on the frequency of future advisory votes on our executive compensation.

Broker Non-Votes

A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner, your broker, bank, or other holder of record has discretion to vote your shares on the proposal to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm if the holder of record does not receive voting instructions from you. However, such holder of record may not vote your shares on the election of directors, the amendment to the 2015 Plan, the advisory resolution regarding executive compensation or the advisory vote on the frequency of future advisory votes on our executive compensation without your voting instructions on those proposals. Accordingly, without your voting instructions on those proposals, a broker non-vote will occur.

We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Meeting.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by a shareholder at any time before it is exercised by: (i) providing written notice to our Secretary, (ii) delivery to us of a properly executed proxy bearing a later date, or (iii) voting electronically at the Meeting.

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Solicitation of Proxies

We will bear the cost of this solicitation, including amounts paid to banks, brokers, proxy solicitors, and other record owners to reimburse them for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners of common stock. The solicitation will be by mail, with the materials being forwarded to shareholders of record and certain other beneficial owners of common stock, and by our officers and other regular employees (at no additional compensation). Our officers, employees and proxy solicitors may also solicit proxies from shareholders by personal contact, by telephone, or by other means if necessary to ensure sufficient representation at the Meeting. Computershare Investor Services has been retained to receive and tabulate proxies. Morrow Sodali LLC has been retained to assist in soliciting proxies.

Attending a Virtual Annual Meeting

Due to the continuing public health concerns regarding the COVID-19 pandemic, and to provide our shareholders with broader access to the meeting, we are holding the Annual Meeting in a virtual only meeting format to support the health and well-being of our shareholders, directors, officers and employees. You will not be able to attend the Annual Meeting at a physical location. In order to attend, you must register in advance at www.cesonlineservices.com/optt22_vm prior to the deadline of December 13, 2022 at 9:00 a.m. Eastern Time.

Registering to Attend the Annual Meeting — Shareholders of Record: If you were a shareholder of record as of the close of business on the record date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/optt22_vm. Please have your proxy card containing your control number available and follow the instructions to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Requests to register to participate in the Annual Meeting must be received no later than 9:00 a.m. Eastern Time on Tuesday, December 13, 2022.

If you do not have your proxy card, you may still register to attend the Annual Meeting by accessing www.cesonlineservices.com/optt22_vm, but you will need to provide proof of ownership of shares of our common stock as of the record date during the registration process. Such proof of ownership may include a copy of your proxy card received either from the Company or a statement showing your ownership as of the record date.

Registering to Attend the Annual Meeting — Beneficial Owners: If you were the beneficial owner of shares (that is, you held your shares in street name through an intermediary such as a broker, bank or other nominee) as of the record date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/optt22_vm and providing evidence during the registration process that you beneficially owned shares of our common stock as of the record date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement or a letter or legal proxy from such broker, bank or other nominee. After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.

Although the meeting webcast will begin at 9:00 a.m. Eastern Time on December 14, 2022, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered shareholders beginning at 8:30 a.m. Eastern Time on December 14, 2022, the day of the meeting. All shareholders who register to attend the Annual Meeting will receive an email prior to the Annual Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting. Shareholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast.

Conducting a Virtual Annual Meeting

The Annual Meeting will be conducted in a virtual-only meeting format. Only shareholders who entered the Annual Meeting by following the instructions under ‘Attending a Virtual Annual Meeting’ and successfully pre-registering, may vote and ask questions at the Annual Meeting. Questions by those shareholders may be submitted in real time during the Annual Meeting by using the ‘Ask a Question’ box available on the virtual meeting website at www.cesonlineservices.com/optt22_vm.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200, or via email at OPTT@investor.morrowsodali.com

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PROPOSAL ONE

ELECTION OF DIRECTORS

Our director nominees bring a variety of qualifications, including unique backgrounds, diverse perspectives, skills and experiences to the Board. We believe that an effective Board should be composed of members who collectively provide a balance of skills, perspectives and professional experiences that are relevant to the governance of our Company and to our strategic goals and direction.

As part of our governance practices, the Nominating and Corporate Governance Committee identified the set of skills, knowledge, capabilities and experiences desired to oversee the Company’s strategy, manage risk, and meet the organization’s current and future challenges. As part of this process, we applied those desired attributes to our slate of independent director candidates. The following skill matrix summarizes those results:

	Leadership	Governance
	C-Level / Mgmt Experience	Accounting / Finance	Corporate Governance	SEC Regulatory	Risk Mgmt	H&S/ E&S
Director
Terence J. Cryan	●	●	●	●	●	●
Diana G. Purcel	●	●	●	●	●
Clyde W. Hewlett	●				●	●
Peter E. Slaiby	●		●		●	●
Natalie Lorenz-Anderson	●				●	●

	Industry Experience	Technology/ IT / Cyber	Commercial Sales / Mkting	Compensation / HR	Government Contracting	International Operations	Mergers & Acquisitions
Director
Terence J. Cryan	●		●	●		●	●
Diana G. Purcel		●		●			●
Clyde W. Hewlett	●		●		●	●	●
Peter E. Slaiby	●				●	●	●
Natalie Lorenz-Anderson	●	●			●

H&S = Health and Safety

E&S = Environmental and Sustainability

The six persons listed in the table below have been designated by the Board of Directors as nominees for election as directors with terms expiring at our 2023 Annual Meeting of Shareholders. Pursuant to our by-laws, our directors serve one-year terms and are elected for a new one-year term at each Annual Meeting of Shareholders.

Terence J. Cryan has been a member of our Board of Directors since October 2012 and was our lead independent director from October 2013 to June 2014 when he became our Chairman of the Board. Philipp Stratmann became a Director and assumed the position of President and Chief Executive Officer in June 2021. Clyde W. Hewlett, Diana G. Purcel, and Peter E. Slaiby joined our Board of Directors in December 2020. Natalie Lorenz-Anderson joined our Board of Directors in December 2021.

Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the six nominees, to serve for one-year terms, and in each case until their successors are elected and qualified. Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors.

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Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

All of the nominees for election as directors bring to our Board of Directors executive leadership experience from their service as executives and/or directors of our Company and/or other entities. The biography of each of the nominees below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused the Nominating and Corporate Governance Committee and our Board of Directors to determine that the person should serve as a director, given our business, strategic objectives and structure.

Name	Age	Position(s) with the Company	Served as Director From
Terence J. Cryan	60	Chairman of the Board	2012
Philipp Stratmann	43	President, Chief Executive Officer and Director	2021
Clyde W. Hewlett	68	Independent Director	2020
Diana G. Purcel	56	Independent Director	2020
Peter E. Slaiby	64	Independent Director	2020
Natalie Lorenz-Anderson	59	Independent Director	2021

Terence J. Cryan has been a member of our Board of Directors since October 2012 and Chairman of the board since June 2014. Mr. Cryan was our lead independent director from October 2013 to June 2014 when he became Chairman of the Board. Mr. Cryan currently serves as a Managing Director of MACCO Restructuring Group, LLC, which provides qualified interim leadership and advice to stakeholders across a broad spectrum of business sectors. Since August 2017, Mr. Cryan has served as the Chairman of the Board of Westwater Resources, Inc. Mr. Cryan has served on the boards of directors of a number of other publicly traded companies including Uranium Resources, Inc. from 2006 to 2016; Global Power Equipment Group Inc. from 2008 to 2017; Superior Drilling Products, Inc. from May 2014 to 2016; Gryphon Gold Corporation from 2009 to 2012; and The Providence Service Corporation from 2009 to 2011. Mr. Cryan served as President and CEO of Global Power Equipment Group Inc., from March 2015 until July 2017. From September 2012 until April 2013, Mr. Cryan served as interim President and CEO of Uranium Resources, Inc., and was elected as Chairman of the Board of Directors of Uranium Resources, Inc. in June 2014 and served until March 2016. Mr. Cryan earned his Bachelor of Arts degree from Tufts University in 1983 and a Master of Science degree in Economics from The London School of Economics in 1984. In December 2014, Terence Cryan was named a Board Leadership Fellow by the National Association of Corporate Directors. We believe Mr. Cryan’s qualifications to sit on our Board of Directors include his significant experience in financial matters, his prior board and executive management experience at other companies, his broad energy industry background and his extensive expertise in financings, mergers and acquisitions.

Philipp Stratmann has served as our President, Chief Executive Officer and a member of the Board of Directors since June 2021. Prior to this, Mr. Stratmann served as Vice President – Global Business Development of the Company since 2019. Prior to that, he was Vice President, Biofuels for Velocys, which he joined in 2015 as Business Development Director. He previously served as General Manager Global Development and West Africa for InterMoor and has held leadership positions with Acteon Group and Ernst & Young, in addition to experience with VT Group and Shell. He is a graduate of the United Kingdom’s University of Southampton, where he received his Engineering Doctorate and his Master of Engineering degree in Ship Science. We believe Mr. Stratmann’s significant leadership experience in the energy and maritime industries qualifies him to serve on our Board of Directors.

Clyde W. Hewlett has served on the Board of Directors since December 2020. Mr. Hewlett has over 40 years of experience in offshore engineering design, manufacturing, and operations. Mr. Hewlett has served on the Board of Directors of Seismic City, Inc. since April 2000. From 2015 until 2019, Mr. Hewlett served as Chief Operating Officer (COO) of Oceaneering International, Inc., a global provider of engineered services and products to the offshore energy industry as well as the defense, entertainment, and aerospace industries. Prior to his service as COO, Mr. Hewlett was the Senior Vice President for Projects (from 2007 to 2015) and a Vice President and Project Manager (1988 to 2007) with Oceaneering International, Inc. Prior to joining Oceaneering, Mr. Hewlett worked in various project engineering and project management roles with Vetco Gray, Inc. (from 1987 to 1988), with Hughes Offshore (from 1985 to 1987), with CanOcean Resources, Ltd. (from 1979 to 1984) and with Esso Canada (from 1978 to 1979). Mr. Hewlett obtained his Bachelor of Engineering in Mechanical Engineering from Memorial University of Newfoundland, Canada in 1978. We believe that Mr. Hewlett’s significant engineering, manufacturing and operational experience in the offshore environment qualifies him to serve on our Board of Directors.

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Diana G. Purcel has served on the Board of Directors since December 2020. Ms. Purcel has 20 years of experience as a Chief Financial Officer (CFO) including 17 years with small cap publicly traded companies. Since April 2022, Ms. Purcel has served on the Board of Directors of PetMeds Express, Inc., as well as on their Compensation Committee, Governance and Nominating Committee and Audit Committee. In July 2022, she was named Chair of the Audit Committee. Ms. Purcel currently serves on the Board of Directors for the Animal Humane Society (since 2017), and previously served on the Board of Directors of Now Boarding (from 2019 to 2021 when the company was sold) and for Multicultural Foodservice and Hospitality Alliance (from 2005 to 2008), including service as the Chair of its Audit Committee. From 2018 until 2019, Ms. Purcel served as Executive Vice President and CFO for iMedia Brands, Inc. (formerly Evine Live, Inc.), an interactive video and digital commerce company. From 2014 until 2017, Ms. Purcel served as the CFO for Cooper’s Hawk Winery & Restaurants, LLC, which operated restaurants, manufactured private-label wines, and managed the largest wine club in the world. From 2003 until 2014, Ms. Purcel served as CFO, Chief Accounting Officer and Corporate Secretary for BBQ Holdings, Inc. (formerly Famous Dave’s of America, Inc.), which franchised and operated a casual dining restaurant chain in over 35 states. From 1999 until 2003, Ms. Purcel served as CFO, Chief Accounting Officer and Secretary for Paper Warehouse, Inc., a party-good retailer and franchisor in 10 states. Ms. Purcel also worked for Arthur Andersen & Co. (1988 to 1993) and with other companies including Target Corporation (from 1994 to 1998). Ms. Purcel obtained her Master’s in Business Administration from the University of St. Thomas in 2021 with honors, obtained her Bachelor of Science in Management, with a concentration in Accounting, from Tulane University in 1988, and is a certified public accountant (inactive). We believe that Ms. Purcel’s significant financial, strategy and governance experience as a CFO in numerous public and private entities qualifies her to serve on our Board of Directors.

Peter E. Slaiby has served on the Board of Directors since December 2020. Mr. Slaiby has over 40 years of experience in the oil and gas industry including over 37 years working with Royal Dutch Shell. Mr. Slaiby serves on the Board of Directors for Glacier Oil and Gas (since 2019) and The Harris School in Houston, Texas (since 2017). Previously Mr. Slaiby served on the Board of Directors for the Alaska Oil & Gas Association (from 2009 to 2014) including as its Chairman (in 2014) and served on the Chancellors Advisory Board for University of Alaska – Anchorage (from 2010 to 2013). Mr. Slaiby is serving as the Managing Director for Quartz Upstream (since 2017) and is serving as Managing Partner for Floris Energy (since April 2020). From 2019 to 2020, Mr. Slaiby was a co-founder for Novara Energy. From 1980 to 2017, Mr. Slaiby worked with Shell in various roles: as Vice President, Decommissioning and Restoration, as Vice President, Shell Alaska, and as Asset Manager – Brunei and UK Shell Petroleum. Mr. Slaiby also worked with Pecten (a Shell subsidiary) as Technical Manager – Cameroon, as Project and Technical Manager – Brazil, and as Project Manager – Syria. Mr. Slaiby began his professional career in 1980 working for Shell Oil Company in various production roles in the Gulf of Mexico. Mr. Slaiby obtained his Bachelor of Engineering in Mechanical Engineering from Vanderbilt University in 1980. We believe that Mr. Slaiby’s significant experience in the oil and gas industry qualifies him to serve on our Board of Directors.

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Natalie Lorenz-Anderson has served on the Board of Directors since December 2021. Ms. Lorenz-Anderson has over 38 years of experience with government contracting and various technology fields including cybersecurity, privacy, risk management, information technology, energy, and solutions management across multiple markets including Defense, National Security, Energy, Environment, and Health. She is a limited partner and advisory member of the Board of Safar Partners LLC, a seed-stage technology venture fund (since 2019), a Board Director for Embr Labs, an MIT technology start-up in personal temperature regulation (since 2020), a Board director for 247Solar Inc, a renewable energy technology start-up (since 2021) and a member of Lutron’s Cyber Advisory Board (since 2022). She is also a Board member of John Hopkins University’s Whiting School of Engineering (since 2017) and its Department of Environmental Health and Engineering (since 2018), a member of the Board and Executive Committee (since 2008) and former Chair of the Board for AFCEA International (from 2008-2010), a Vice President of the Board of Girl Scouts Nation’s Capital Board focusing on STEM topics, and member of the Society of Women Engineers Annual Conference Board (since 2019). From 2017 to Present, Ms. Lorenz-Anderson has been working with 247Solar Inc as a VP for Operations and Special Projects. From 1984 until 2017, Ms. Lorenz-Anderson enjoyed a career in Cybersecurity with Booz Allen Hamilton, including as a Partner and Senior Vice President (from 2002 until 2017) and as Chief Scientist and Program Manager (from 1997 until 2002). Ms. Lorenz-Anderson obtained her Bachelor of Science degree in Electrical Engineering from MIT in 1984 and Master of Science degree in Electrical Engineering from John Hopkins University in 1989. We believe that Ms. Lorenz-Anderson’s significant experience in government contracting, information technology, cybersecurity, energy, and the environment qualifies her to serve on our Board of Directors.

Executive Officers

We have two executive officers who are not directors:

Name	Age	Position(s) with the Company
Robert Powers	51	Senior Vice President & Chief Financial Officer
Joseph DiPietro	56	Principal Accounting Officer, Controller, & Treasurer

Robert Powers joined the Company in December 2021 with more than 25 years of experience providing domestic and international leadership to entrepreneurial, privately owned, and founder-led companies, as well as SEC registrants and private equity backed companies. Prior to joining the Company, Mr. Powers was CFO of Constellation Advisors, a private equity-owned provider of outsourced back-office operations and compliance services. He has held financial leadership roles with Sterling Talent Solutions, Wood Group PPS – a division of Wood Group, GTE, SABIC Innovative Plastics, and Plug Power. He has also provided financial consulting services to various companies. Mr. Powers began his career at PricewaterhouseCoopers, LLP. He received a Bachelor of Science in Accounting degree from Fordham University and an MBA in Business Administration from Rensselaer Polytechnic Institute and he is a Certified Public Accountant.

Joseph DiPietro, the Company’s Controller since August 2021, was appointed to the additional positions of the Company’s Treasurer and principal accounting officer in September 2021. Prior to that, Mr. DiPietro spent the prior five years as Vice President - Finance and Corporate Controller of Myos Corp. In addition, he also served in various finance roles at Juno Online, Audible, Celgene, Pfizer and Zoetis. Mr. DiPietro holds a Bachelor of Science in Finance from St. John’s University and is a Certified Public Accountant.

Director Compensation

For Board service year 2022, the Board of Directors approved, for each non-employee director, an annual payment of $70,000 and restricted shares of our common stock equal in value to $75,000. Each non-employee director also receives a per annum supplement ranging from $8,000 to $30,000 for each committee that they belong to or chair. In addition, the Chairman of the Board annually receives an additional $75,000.

We reimburse each non-employee director for out-of-pocket expenses incurred in connection with attending our Board and Board committee meetings. Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by the Nominating and Corporate Governance Committee of our Board of Directors.

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The following table summarizes compensation paid to each of our non-employee directors who served during fiscal year 2022.

Name	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($)	Option Awards ($)	Total ($)
Terence J. Cryan	$176,250	$75,000	$—	$251,250
Clyde W. Hewlett	$80,750	$75,000	$—	$155,750
Diana G. Purcel	$100,650	$75,000	$—	$175,650
Peter E. Slaiby	$81,105	$75,000	$—	$156,105
Natalie Lorenz-Anderson (1)	$23,274	$75,000	$—	$98,274

(1)	First elected to the Board at the 2021 Annual Meeting of Shareholders on December 10, 2021.
(2)	Fees earned or paid in cash reflect annual retainer and committee fees.

The following table summarizes stock grants during fiscal year 2022.

Name	Stock Awards (1)	Option Awards	Total
Terence J. Cryan	52,448	—	52,448
Clyde W. Hewlett	52,448	—	52,448
Diana G. Purcel	52,448	—	52,448
Peter E. Slaiby	52,448	—	52,448
Natalie Lorenz-Anderson	52,448	—	52,448

(1)On January 14, 2022, each non-executive board member was granted restricted stock of 52,448 shares for Board service. These shares will vest 100% on the date of the first Annual Shareholders Meeting following the Grant Date or one year after the Grant Date, whichever is earlier.

Corporate Governance

Our Board of Directors believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our shareholders. This section describes key corporate governance guidelines and practices that our Board has adopted. Complete copies of our corporate governance guidelines, committee charters and code of business conduct and ethics are available on the corporate governance section of our website, www.oceanpowertechnologies.com. Alternatively, you can request a copy of any of these documents by writing to our Secretary at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

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Corporate Governance Guidelines

Our Board adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and its shareholders. These guidelines provide a framework for the conduct of the Board’s business as follows:

●	Oversee Management of the Company. The principal responsibility of the directors is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its shareholders. This responsibility includes:

○	Reviewing and approving fundamental operating, financial and other corporate plans, strategies and objectives.
○	Evaluating the performance of the Company and its executive officers and taking appropriate action, including removal, when warranted.
○	Evaluating the Company’s compensation programs on a regular basis and determining the compensation of its executive officers.
○	Reviewing and approving executive officer succession plans.
○	Evaluating whether corporate resources are used only for appropriate business purposes.
○	Establishing a corporate environment that promotes timely and effective disclosure (including robust and appropriate controls, procedures and incentives), fiscal accountability, high ethical standards and compliance with all applicable laws and regulations.
○	Reviewing and approving material transactions and commitments not entered into in the ordinary course of business.
○	Developing a corporate governance structure that allows and encourages the Board to fulfill its responsibilities.
○	Providing advice and assistance to the Company’s executive officers.
○	Evaluating the overall effectiveness of the Board and its committees.

●	Exercise Business Judgment. In discharging their fiduciary duties of care, loyalty and candor, directors are expected to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its shareholders.

●	Understand the Company and its Business. Directors have an obligation to become and remain informed about the Company and its business, including the following:

○	The principal operational and financial objectives, strategies and plans of the Company.
○	The results of operations and financial condition of the Company and of significant subsidiaries and business segments.
○	The relative performance of the business segments within the Company and vis-à-vis competitors.
○	The principal factors that determine the Company’s success.
○	The principal risks and problems that affect the Company’s business and prospects.

●	Establish Effective Systems. Directors are responsible for determining that effective systems, as appropriate, are in place for the periodic and timely reporting to the Board on important matters concerning the Company, including the following:

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○	Current business and financial performance, the degree of achievement of approved objectives and the need to address forward-planning issues.
○	Future business prospects and forecasts, including actions, facilities, personnel and financial resources required to achieve forecasted results.
○	Financial statements, with appropriate segment or divisional breakdowns.
○	Compliance programs to assure the Company’s compliance with law and corporate policies.
○	Material litigation and governmental and regulatory matters.
○	Monitoring and, where appropriate, responding to communications from shareholders.
○	Directors should also periodically review the integrity of the Company’s internal control and management information systems.

●	Board, Shareholder and Committee Meetings. Directors are responsible for attending Board meetings, meetings of committees on which they serve and the Annual Meeting of Shareholders, and devoting the time needed, and meeting as frequently as necessary, to discharge their responsibilities properly.

●	Reliance on Management and Advisors; Indemnification. The directors are entitled to rely on the Company’s executive officers and its outside advisors, auditors and legal counsel, except to the extent that any such person’s integrity, honesty or competence is in doubt. The directors are also entitled to Company-provided indemnification, statutory exculpation and directors’ and officers’ liability insurance.

Board Determination of Independence

Our Board has determined that all of our current directors are “independent directors” within the meaning of the applicable listing standards of the NYSE American, except for Philipp Stratmann who is our President and Chief Executive Officer.

Meetings of the Board of Directors

As of the date of this proxy statement, our Board has six members. The Board of Directors held twelve meetings during fiscal 2022. During fiscal 2022, each director attended 100% of meetings of (a) the Board of Directors and (b) the committees on which such director served.

Our corporate governance guidelines provide that directors are expected to attend the Meeting. All current directors attended our 2021 Annual Meeting of Shareholders.

Board Leadership Structure

The Board of Directors is led by the Chairman, and Mr. Cryan is currently serving in that role. The Board of Directors has established the position of President and Chief Executive Officer (CEO), and currently Mr. Stratmann is serving as President and CEO. The Board of Directors recognizes that, depending on the circumstances, other leadership structures might be appropriate, and as such, the Board of Directors periodically reviews its leadership structure.

Board Committees

As of the date of this proxy statement, our Board of Directors has established five standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Health and Safety Committee, and an Environmental and Sustainability Committee. Each committee operates under a charter that has been approved by the Board. The charters of all Board committees are available on our website at www.oceanpowertechnologies.com.

Our Board has determined that all of the current members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are “independent directors” within the meaning of the applicable rules of NYSE American. Our Board has also determined that all current Audit Committee members meet the independence requirements contemplated by Section 803 of the NYSE American Listing Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Audit Committee. The current members of our Audit Committee are Diana G. Purcel, Terence J. Cryan and Peter E. Slaiby. Ms. Purcel is the chair of the Audit Committee. The Board of Directors has determined that Ms. Purcel is an “audit committee financial expert” within the meaning of the regulations of the Securities and Exchange Commission (the “SEC”). The Audit Committee met four times in fiscal year 2022.

Our Audit Committee assists our Board of Directors in its oversight of the integrity of our consolidated financial statements, our independent registered public accounting firm’s qualifications, independence and performance. The charter of the Audit Committee can be found on the Company’s website.

Our Audit Committee’s responsibilities include: appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm; approving any material expenses not part of the budget, overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from our independent registered public accounting firm; reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures; monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics; establishing procedures for the receipt and retention of accounting related complaints and concerns; meeting independently with our independent registered public accounting firm and management; and preparing the Audit Committee report required by SEC regulations.

In addition, the Audit Committee oversees the Company’s internal audit functions and meets separately with the Company’s independent accounting firm.

Compensation Committee. The current members of our Compensation Committee are Terence J. Cryan and Diana G. Purcel. Mr. Cryan is the Chair of the Compensation Committee. Our Compensation Committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers.

Our Compensation Committee’s responsibilities include: establishing the goals and objectives for the Company and evaluating the Company’s performance against those goals and objectives; reviewing and approving, or making recommendations to the Board of Directors with respect to our CEO and other executive officers’ compensation; evaluating the performance of our executive officers and reviewing and approving, or making recommendations to the Board of Directors with respect to overseeing and administering, monitoring holding guidelines in compliance with policies, and making recommendations to the Board of Directors with respect to, our cash and equity incentive plans. The Compensation Committee met four times in fiscal year 2022. The charter of the Compensation Committee can be found on the Company’s website.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation and any such compensation consultants and other advisors retained by the Compensation Committee will report directly to the Committee, which has the authority to select, retain and terminate any such consultants or advisors. As discussed on page 25 below, in March 2021, the Compensation Committee retained NFP Compensation Consultants, an independent compensation consultant, to assist the Compensation Committee during fiscal 2021.

Additional information regarding compensation of executive officers is provided on pages 25 through 32 of this proxy statement.

Nominating and Corporate Governance Committee. The current members of our Nominating and Corporate Governance Committee are Terence J. Cryan and Diana G. Purcel. Mr. Cryan is the Chair of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee’s responsibilities include: recommending to the Board of Directors the persons to be nominated for election as directors or to fill vacancies on the Board of Directors and to be appointed to each of the Board’s committees; overseeing an annual review by the Board of Directors with respect to management succession planning; developing and recommending to the Board of Directors corporate governance principles and guidelines, such as the Corporate Governance Guidelines discussed above and the Compensation Recovery Policy discussed at page 22 below; overseeing periodic evaluations of the Board of Directors; developing shareholder surveys including that discussed at page 27 below; and reviewing and making recommendations to the Board of Directors with respect to director compensation. The Nominating and Corporate Governance Committee met five times in fiscal year 2022. The charter of the Nominating and Corporate Governance Committee can be found on the Company’s website.

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Health and Safety Committee (formerly the Health, Safety and Environmental Committee). In September 2021, at the recommendation of the Nominating and Corporate Governance Committee, the Board restructured the Health, Safety and Environmental Committee to concentrate its focus on health and safety matters (including environmental matters that could impact safety),and renamed the Committee accordingly. The current members of our Health and Safety Committee are Clyde W. Hewlett and Peter E. Slaiby. Mr. Hewlett is the Chair of the Health & Safety Committee. The restructured Health and Safety Committee assists the Board of Directors in fulfilling its oversight responsibilities by assessing the effectiveness and promoting industry best practices for the Company’s programs and initiatives that support health, safety and security policies, programs, and practices of the Company. The Health and Safety Committee met four times in fiscal year 2022.

Environmental and Sustainability Committee. In September 2021, at the recommendation of the Nominating and Corporate Governance Committee, the Board created a new committee, the Environmental and Sustainability Committee. The Board’s decision was made in furtherance of its commitments to adopt best practices in promotion of environmentally sound and socially responsible corporate governance. The Environmental and Sustainability Committee will assist the Board of Directors in fulfilling its oversight responsibilities by assessing the effectiveness of the Company’s programs and initiatives that support environmental stewardship, social responsibility, and sustainability policies, programs, and practices of the Company. In addition, the Environmental and Sustainability Committee will advise the Board on matters impacting the Company’s environmental stewardship and sustainability responsibilities and the Company’s public reputation. The members of the Environmental and Sustainability Committee are Peter Slaiby, Philipp Stratmann and Natalie Lorenz-Anderson, with Mr. Slaiby serving as Chair. The Board also agreed that the Environmental and Sustainability Committee can utilize external consultants to assist the Committee in its deliberations, and currently Terry D. Garcia has been selected to provide that assistance. In addition to almost 40 years of experience in government and business, Mr. Garcia previously served as General Counsel for the National Oceanic and Atmospheric Administration (NOAA), was Chief Science and Exploration Officer at National Geographic, and was also appointed by President Obama to serve on the National Commission on the BP Deepwater Horizon Oil Spill and Offshore Drilling. The Environmental and Sustainability Committee met two times in fiscal year 2022.

Risk Oversight

The Board of Directors, with support at the committee level, is actively engaged in overseeing management of the Company’s risks. At each Board meeting, the directors review the Company’s significant risks along with management’s plans for addressing or mitigating those risks. The Board of Directors regularly reviews information regarding the Company’s financial position and operations, as well as the potential risks associated with each. While the Board of Directors is ultimately responsible for risk oversight, including strategic and operational risks, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, cyber security and compliance with legal and regulatory requirements. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with the organization, membership and structure of the Board of Directors, succession planning for our directors and executive officers, and corporate governance. Our Health and Safety Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s health, safety and employee and facility security policies, programs and practices. Our Environmental and Sustainability Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s environmental, social, and sustainability policies, programs, and practices.

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Director Nomination Process

The current nominees for election to the Board were recommended by our Nominating and Corporate Governance Committee, which is composed solely of independent directors, and based on such recommendation, were nominated by the full Board of Directors. At the Meeting, shareholders will be asked to consider the election of Terence J. Cryan, Philipp Stratmann, Clyde W. Hewlett, Diana G. Purcel, Peter E. Slaiby and Natalie M. Lorenz-Anderson.

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee as well as the Board. As part of our governance practices, during this past year the Nominating and Corporate Governance Committee identified the set of skills, knowledge, capabilities and experiences desired to oversee the Company’s strategy, manage risk, and meet the organization’s current and future challenges. As part of this process, we applied those desired attributes to our slate of director candidates. After a review of the skill sets of the current directors serving on the Board of Directors, we concluded that the desired attributes were adequately represented among the director candidates. See the table presented at page 4 above.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, alignment with our values, business acumen, knowledge of our business and industry or of other industries with comparable risks and issues, experience, diligence, potential conflicts of interest, appreciation for strong ethics and corporate governance, willingness to devote adequate time to Board duties, and the ability to act in the best interests of all shareholders. The Nominating and Corporate Governance Committee considers the value of diversity when recommending candidates. The Committee views diversity broadly to include diversity of experience, skills and viewpoint. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Shareholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates. The Nominating and Corporate Governance Committee will evaluate shareholder-recommended candidates by following the same process and applying the same criteria as it follows for candidates submitted by others.

Shareholders may directly nominate a person for election to our Board by complying with the procedures set forth in Article I, Section 1.10 of our by-laws, and with the rules and regulations of the SEC. Under our by-laws, only persons nominated in accordance with the procedures set forth in the by-laws will be eligible to serve as directors. To nominate a candidate for service as a director, you must be a shareholder at the time you give the Board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In accordance with our by-laws, director nominations generally must be made pursuant to notice to our Secretary delivered to or mailed and received at our principal executive offices at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year’s Annual Meeting of Shareholders. Your notice must set forth (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of Ocean Power Technologies, Inc. owned beneficially or of record by the nominee and (iv) all other information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case, pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The shareholder making the nomination must include his or her name and address, a statement as to the class and amount of shares beneficially owned by the shareholder, a description of any arrangements or understandings between the shareholder and the nominee, a representation that the shareholder intends to appear in person or by proxy at the Annual Meeting and a representation as to whether such shareholder intends, or is part of a group that intends, to deliver a proxy statement/and or solicit proxies.

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Communicating with the Independent Directors

Our Board will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. The Chair is an independent director and primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Shareholders who wish to send communications on any topic to our Board should address such communications to Board of Directors c/o Secretary, Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our employees, officers (including our principal executive officer and principal financial officer) and directors. The Code of Business Conduct and Ethics is posted on our website at www.oceanpowertechnologies.com and can also be obtained free of charge by sending a request to our Secretary at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831. Any changes to or waivers under the Code of Business Conduct and Ethics as it relates to our chief executive officer, chief financial officer, principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions must be approved by our Board of Directors and will be disclosed in a Current Report on Form 8-K within four business days of the change or waiver.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, our executive officers and directors are required to file with the SEC reports of ownership and changes in ownership of common stock. Copies of such reports are required to be furnished to the Company. Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that all required reports were filed in fiscal 2022 in a timely manner.

Restrictions on Trading Activities

The Company’s Insider Trading Policy applies to directors, officers (including but not limited to named executive officers) and employees, as well as family members of directors, officers and employees that share the same address or are financially dependent on that person. The policy contains the following restrictions on the buying or selling of the Company’s securities for the identified individuals:

●	No one may purchase or sell Company securities on the basis of material nonpublic information concerning the Company or disclose material nonpublic information to others where it is reasonably foreseeable that they might trade on the basis of that information.
●	No one may purchase or sell Company securities during a corporate news blackout period, or a regulation blackout trading restriction period, or disclose to others that the Company is in either a corporate news blackout period or a regulation blackout trading restriction period.
●	No one may purchase or sell Company securities unless a written approval to do so is obtained from the Company’s CFO and the Company’s General Counsel prior to such purchase or sale.
●	No one may engage in the following types of transactions: (i) short sales of Company securities; or (ii) purchases of sales or puts or calls for speculative purposes.

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PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO THE

OCEAN POWER TECHNOLOGIES, INC. 2015 OMNIBUS INCENTIVE PLAN

General

As of October 18, 2022, the 2015 Plan had 695,127 shares remaining that are available for future issuances of awards. Our Board has approved and adopted an amendment to the 2015 Plan, subject to shareholder approval, to increase the number of shares available for grant under the 2015 Plan by 1,250,000 shares to ensure that adequate shares will be available for future grants and to amend the aggregate number of shares available for incentive awards.

We believe that substantial equity participation by employees is important in creating an environment in which employees will be motivated to remain employed and be productive for long periods of time in helping us to achieve our goals. We further believe that the attraction, motivation and retention of highly qualified personnel is essential to our continued growth and success and that continued awards under the 2015 Plan are necessary for us to remain competitive in our compensation practices. The current environment for sourcing talented employees is highly competitive, which has put a premium on attracting and retaining key employees. In addition, we believe that the 2015 Plan is an effective way to ensure alignment of employees’ and shareholders’ interests and believe all such equity incentives are in the best interest of the shareholders. For Board service year 2022 and beyond, our intention is for the independent directors to receive an annual grant of equity in the form of restricted stock units, or RSUs. Additional shares are needed under the 2015 Plan to ensure that grants, principally to our employees, as well as to directors, can continue to be made on an annual basis.

A copy of the amendment is attached to this proxy statement as Annex A. The amendment to the 2015 Plan is being submitted for your approval pursuant to the rules and regulations of the SEC and the NYSE American.

Description of 2015 Plan

A summary description of the 2015 Plan is included in this proxy statement under “Executive Compensation – Stock Option and Other Compensation Plans – 2015 Omnibus Incentive Plan”.

Plan Benefits

No determination has been made as to any awards that will be made to directors, officers or other employees upon approval of the proposed amendment of the 2015 Plan.

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Vote Required

The approval of the amendment to the 2015 Plan requires the affirmative vote of the holders of a majority of the shares represented at the Meeting, virtually during the Annual Meeting or by proxy, and entitled to vote. For the approval of the amendment to the 2015 Plan, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 2015 PLAN.

PROPOSAL THREE

RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 18, 2020, the Company filed a Current Report on Form 8-K that disclosed the decision to change auditors, from KPMG LLP (“KPMG”) to EisnerAmper LLP (“EisnerAmper”), on the basis of reducing ongoing costs related to the Company’s annual auditor services. EisnerAmper served as the Company’ independent auditor for a portion of fiscal 2021, from September 18, 2020 until April 30, 2021. KPMG previously audited our consolidated financial statements from fiscal 2004 through fiscal 2020. The Board of Directors, in accordance with the recommendation of the Audit Committee, has selected EisnerAmper to continue the audit of our consolidated financial statements for fiscal 2023.

During the fiscal years ended April 30, 2020 and April 30, 2019 and during the subsequent interim period through September 18, 2020, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

KPMG’s audit reports on the Company’s consolidated financial statements relating to each of the two respective most recent fiscal years ended April 30, 2020 and April 30, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that

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(i)	KPMG’s report on the consolidated financial statements of the Company as of and for the year ended April 30, 2020, contained separate paragraphs stating that “As discussed in Note 2(n) to the consolidated financial statements, the Company has changed its method of accounting for leases as of May 1, 2019 due to the adoption of Accounting Standards Update (ASU) No. 2016-02, Leases (Topic 842), and the related amendments” and “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1(b) to the consolidated financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1(b). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty”; and

(ii)	KPMG’s report on the consolidated financial statements of the Company as of and for the year ended April 30, 2019, contained separate paragraphs stating that “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1(b) to the consolidated financial statements, as of April 30, 2019 the Company has cash and cash equivalents of $16.7 million, and the Company has suffered recurring losses from operations and has an accumulated deficit. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1(b). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty” and “As discussed in Note 1(o) to the consolidated financial statements, effective May 1, 2018, the Company adopted Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers, and several related amendments, issued by the Financial Accounting Standards Board (FASB). This change was adopted using the modified retrospective method.”

The Company previously provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish a letter addressed to the SEC stating whether or not KPMG agrees with the statements above. KPMG provided its letter dated September 18, 2020 to the SEC, stating that it agreed, and that letter was included in the Current Report on Form 8-K filed on September 18, 2020.

The Audit Committee, effective as of September 18, 2020, appointed EisnerAmper as the Company’s independent registered public accounting firm for the Company’s fiscal yeas ended April 30, 2021 and April 30, 2022. During the Company’s fiscal year ended April 30, 2020 and April 30, 2019 and during the subsequent interim period through September 18, 2020, neither the Company nor anyone acting on its behalf consulted with EisnerAmper, regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Although shareholder approval of the selection of EisnerAmper is not required by law, our Board of Directors believes it is advisable to give shareholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board will reconsider its selection of EisnerAmper.

We expect representatives of EisnerAmper to attend the Meeting, to be available to respond to appropriate questions from shareholders, and to have the opportunity to make a statement if so desired by the shareholders.

Fees of Independent Registered Public Accounting Firm

The Audit Committee, effective as of December 10, 2021, appointed EisnerAmper, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ended April 30, 2022. EisnerAmper, LLP’s PCAOB firm ID is 274.

The following table summarizes the fees of EisnerAmper, LLP and KPMG LLP, our predecessor independent registered public accounting firm, billed to us for each of the last two fiscal years.

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EisnerAmper Audit and Tax Fees

	Fiscal Year 2022	Fiscal Year 2021

Audit Fees (1)	$237,607	$150,800
Audit-Related Fees	—	—
Tax Fees (2)	31,200	—
All Other Fees (3)	—	—

Total Fees	$268,807	$150,800

KPMG Audit and Tax Fees

	Fiscal Year 2022	Fiscal Year 2021

Audit Fees (1)	$96,600	$153,584
Audit-Related Fees	—	—
Tax Fees (2)	—	—
All Other Fees (3)	1,898	—

Total Fees	$98,498	$153,584

(1) Audit Fees consist of fees for the audit and quarterly reviews of our consolidated financial statements, including fees related to merger and acquisition activities, as well as other professional services provided in connection with the statutory and regulatory filings or engagements. KPMG audit fees from 2022 includes fees for consents related to our securities filings.

(2) Tax Fees include fees for tax consulting and tax return preparation assistance and review for the Company.

(3) All Other Fees for fiscal 2022 includes subscription fee for KPMG’s accounting research tool.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee. The Audit Committee’s approval procedures include the review and approval of a description of the services that documents the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

All audit services and all non-audit services in fiscal years 2022 and 2021 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF EISNERAMPER AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2023.

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REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended April 30, 2022 and discussed them with the Company’s management and the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the consolidated financial statements of the Company were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. These matters included a discussion of the independent registered public accounting firm’s judgments about the quality (not just the acceptability) of the accounting practices of the Company and accounting principles as applied to the financial reporting of the Company.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2022. We have concluded that the independent registered public accounting firm for fiscal 2022 is independent from the Company and its management.

By the Audit Committee of the Board of Directors of Ocean Power Technologies, Inc.

Diana G. Purcel, Chair
Terence J. Cryan
Peter E. Slaiby

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of October 18, 2022 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each executive officer, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

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The percentage of common stock beneficially owned is based on 55,921,880 shares of our common stock outstanding as of October 18, 2022. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of October 18, 2022 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by such person, subject to community property laws, where applicable. The street address of each beneficial owner shown in the table below is c/o Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Share Beneficially Owned

Philipp Stratmann (1)	83,662	*
Terence J. Cryan (2)	103,653	*
Clyde W. Hewlett (3)	71,577	*
Diana G. Purcel (3)	71,577	*
Peter E. Slaiby (3)	71,577	*
Natalie Lorenz-Anderson (4)	52,448	*
Robert Powers (5)	37,500	*
Joseph DiPietro (6)	—	*

All director and executive officers as a group (8 individuals)

* Represents a beneficial ownership of less the one percent of our outstanding common stock

(1) Beneficial ownership includes 28,995 shares of our common stock and 54,667 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of October 18, 2022.

(2) Beneficial ownership includes 248 shares of our common stock and 50,957 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of October 18, 2022.

(3) Beneficial ownership includes 19,129 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of October 18, 2022 and 52,448 in stock awards that will be issued within sixty days of October 18, 2022

(4) Beneficial ownership includes 52,448 in stock awards that will be issued within sixty days of October 18, 2022.

(5) Beneficial ownership includes 37,500 in stock awards that will be issued within sixty days of October 18, 2022.

(6) Individual does not have any ownership of our common stock or options that are currently exercisable or exercisable within sixty days of October 18, 2022.

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Equity Compensation Plan Information

The following table summarizes the total number of outstanding options and shares available for other future issuances of options under all of our equity compensation plans as of April 30, 2022.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options and Restricted Stock	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)

Equity compensation plans approved by shareholders:
Stock Options	1,320,090	$2.17	696,627	(1)
Restricted Stock	787,764	N/A

Equity compensation plans not approved by shareholders:
Stock Options	—	—	—
Restricted Stock	50,000	N/A	261,487	(2)

(1) Consists of shares of our common stock available for issuance under the 2015 Omnibus Incentive Plan.

(2) Consists of shares of our common stock available for issuance under the 2018 Employee Inducement Incentive Award Plan.

Our equity compensation plans consist of the 2006 Stock Incentive Plan and the 2015 Plan which were approved by our shareholders, and the 2018 Employee Inducement Incentive Award Plan which was not approved by our shareholders. Once the 2015 Plan was approved by the shareholders on October 22, 2015, no further stock options or other awards were awarded under the 2006 Stock Incentive Plan and it was terminated. Shares that are forfeited under the 2006 Stock Incentive Plan on or after October 22, 2015 will become available for issuance under the 2015 Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

The Audit Committee is charged with the responsibility of reviewing and approving all related person transactions (as defined in SEC regulations), and periodically reassessing any related person transaction entered into by the Company to ensure continued appropriateness. This responsibility is set forth in our Audit Committee charter. A related party transaction will only be approved if the members of the Audit Committee determine that the transaction is in the best interests of the Company after conducting a reasonable prior review. If a director is involved in the transaction, he or she will recuse himself or herself from all decisions regarding the transaction.

EXECUTIVE COMPENSATION

Overview of Executive Compensation

Our Compensation Committee is responsible for overseeing the compensation of our named executive officers (NEOs), including the design, review, approval and implementation of all compensation programs. The goal of the Compensation Committee is to ensure that our compensation practices are aligned with our business strategies and objectives and that the total compensation paid to each of our named executive officers is fair, reasonable and competitive. During fiscal year 2022, our Company had three NEOs: (1) the President and Chief Executive Officer (CEO); (2) the Senior Vice President and Chief Financial Officer (CFO), and (3) the Principal Accounting Officer, Controller and Treasurer.

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The Compensation Committee is composed entirely of independent, non-management members of the Board. Each member of the Compensation Committee is both a “non-employee director” within the meaning of Rule 16b3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. No Compensation Committee member participates in any of the Company’s employee compensation programs. Each year the Company reviews any and all relationships that each director has with the Company, and the Board subsequently reviews these findings. The responsibilities of the Compensation Committee, as stated in its charter, include the following:

●	review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;

●	review and approve the corporate goals and objectives that may be relevant to the compensation of NEOs;

●	evaluate the performance of the NEOs in light of the goals and objectives that were set and determine and approve the compensation of the NEOs based on such evaluation; and

●	review and approve the recommendations of the CEO with regard to the compensation of all officers of the Company other than the CEO.

The Compensation Committee and the Board of Directors determine the compensation of the CEO without any management input. The Compensation Committee does take into consideration input from the CEO when making compensation decisions for the CFO as it believes that this input is useful because the CEO reviews and observes the performance of the CFO. The CFO is not present or privy to the recommendations of the CEO to the Compensation Committee. The full Board of Directors also conducts an annual evaluation of the CEO, which is designed to help assess the CEO’s performance against established goals and objectives, and provide additional feedback for the Compensation Committee..

Stock Ownership and Holding Guidelines Policy

At the recommendation of the Nominating and Corporate Governance Committee, in October 2021 the Board adopted stock ownership and holding guidelines, for all NEOs and all independent directors, that are designed to increase stock ownership over time and thereby better align their interests with the interests of shareholders. For the CEO, the guidelines provide for the achievement of stock ownership of 3 times base salary over a period of 5 years. For the CFO, the guidelines provide for the achievement of stock ownership of 2 times base salary over a period of 5 years. For the independent directors, the guidelines provide for the achievement of stock ownership of 3 times the annual cash retainer over a period of 5 years. All NEO’s and independent directors are in compliance with the holding guidelines as of October 18th, 2022.

Compensation Recovery Policy

At the recommendation of the Nominating and Corporate Governance Committee, in October 2021, the Board also adopted a Compensation Recovery Policy that requires each NEO to repay or forfeit any annual incentive or other performance-based compensation received by the NEO within the preceding three years if any of the following apply:

●	the payment, grant or vesting of such compensation was based on the achievement of financial results that were subsequently the subject of a restatement of the Company’s financial statements filed with the SEC;

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●	the Board determines in its sole discretion, exercised in good faith, that the executive officer engaged in conduct that caused or contributed to the need for a reinstatement of the Company’s financial statements filed with the SEC;

●	the Board determines in its sole discretion, exercised in good faith, that the executive officer caused or contributed to materially inaccurate performance metrics or other similar criteria; or

●	the Board determines in its sole discretion, exercised in good faith, that the executive officer’s conduct violated Company policies.

In addition to the foregoing, the Board shall determine in its sole discretion, exercised in good faith, that it is in the best interests of the Company and its shareholders for the executive officer to repay or forfeit all or any portion of the compensation.

The Board, or by delegation its Compensation Committee, either acting solely by the independent directors as identified under the applicable listing standards of the NYSE American, has the full and final authority to make all determinations under this policy. All determinations and decisions made by the Board pursuant to this policy are final, conclusive and binding on all persons, including the Company, its affiliates, its shareholders, its executive officers and its employees.

Compensation Objectives and Philosophy

The Company’s compensation program is centered around a philosophy that focuses on alignment of interests between management and its shareholders, retention of key personnel, and pay-for-performance compensation. The Company believes this philosophy allows the Company to compensate its executive officers competitively, while simultaneously ensuring support of its strategy and continued development and achievement of key business goals. The Compensation Committee firmly believes that a pay-for-performance philosophy should recognize both short- and long-term performance and should include both cash and equity compensation arrangements that are supported by strong corporate governance, including active and effective oversight by the Compensation Committee.

Our compensation programs are intended to reward executives for the achievement of specified predetermined quantitative and qualitative goals aligned with the interests of shareholders and designed to increase shareholder value. Our compensation programs are also designed to attract and retain qualified executives and reward them for attaining superior short-term and long-term performance.

Total Compensation Program Elements and Relationship to Performance

Key elements of these programs include:

●	Base salary that is fixed cash compensation designed to reward annual achievements, with consideration given to the executive’s qualifications, scope of responsibility, leadership abilities and management experience and effectiveness;

●	Short-term incentive (STI) programs that provide yearly cash bonus awards, where warranted, designed to incentivize and reward executives for executing against predetermined business objectives with demonstrated performance; and

●	Long-term incentive (LTI) programs that provide equity-based incentive compensation, over a multi-year period, which further align executive and shareholder interests. Grants prior to fiscal year 2022 had been primarily in the form of NQSOs. For fiscal year 2022 NEOs received equity grants in the form of RSUs instead of NQSOs. For fiscal year 2023 and beyond, our intention is for NEOs to receive equity grants in the form of RSUs. The value of LTI compensation is based upon the market value of our common stock and is subject to multi-year vesting that requires continued service and/or the attainment of certain performance goals.

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Determining and Setting Executive Compensation

The Compensation Committee has been working closely with key members of management to set the compensation for the Company’s executives. Under direction by, and oversight from, the Compensation Committee, management develops recommendations for the Company’s compensation plans by utilizing market data sourced from publicly available compensation sources, This includes reputable on-line compensation surveys for comparable executive positions that reviews a broad selection of national and regional companies, which the Company believes it may compete with for executive talent. These companies are considered to be comparable to the Company in terms of public ownership, organizational structure, size and stage of development. The Compensation Committee reviews the results of any compensation analyses, and recommendations by management are reviewed with and approved by the Compensation Committee annually; however, if the Company becomes aware within the year that a market adjustment is required based on market or other data, the Compensation Committee can make changes as necessary. In early 2021, the Compensation Committee engaged NFP Compensation Consultants, an independent compensation consultant, to provide consulting services related to executive compensation, including a review of the Company’s compensation practices and compensation programs to ensure that the Company’s practices and programs are commensurate with current industry best practices for similarly situated companies. The Compensation Committee generally targets compensation for our executives within a competitive range, generally at the market 50th percentile. Other considerations, including the unique nature of our business, the experience level of an executive, performance, tenure and other market and/or relevant factors may dictate variations to this general target.

Our business is characterized by a long development cycle, including a lengthy engineering and product-testing period. In addition to traditional benchmarking metrics, such as product sales, revenues and profits, the additional factors the Compensation Committee typically considers when determining the STI and LTI compensation our NEOs’ compensation include:

●	key product and solution development initiatives;
●	technology advancements;
●	achievement of commercial milestones;
●	establishment and maintenance of key strategic relationships;
●	implementation of appropriate financing strategies; and
●	financial and operating performance.

Results of Recent Annual Meeting Votes on Executive Compensation

The results of the voting on the executive compensation proposals at our last three Annual Meetings of Shareholders is presented in the following table.

	For	Against	Abstain
2021 Annual Meeting	78%	12%	10%
2020 Annual Meeting	76%	18%	6%
2019 Annual Meeting	59%	37%	4%

While the results of the voting at the 2021 and 2020 meeting were markedly improved from the 2019 meeting, the Board and Compensation Committee continue to focus on driving NEO performance against specific goals and ensuring that the interests of management and shareholders are aligned properly. Accordingly, as part of our governance processes, we continually review our incentive programs, including equity vehicles that better align with our shareholders, in addition to our governance policies.

Compensation Considerations and Decisions for Fiscal Year 2021

In May 2021, the Compensation Committee held two meetings to address whether the STI objectives for the NEOs for fiscal year 2021 had been met, to assess whether merit increases should be made for the executive officers, and to establish the STI objectives for the executive officers for fiscal year 2022. The Committee concluded that the fiscal year 2021 commercial sales targets for bookings as well as revenues from those bookings (collectively representing 75 percent of the STI goals) had not been met. However, the fiscal year 2021 product development and safety targets (collectively representing 25 percent of the STI goals) had been met. The Compensation Committee determined that the Company’s underperformance pertaining to its fiscal year 2021 commercial sales and revenues, and booking targets was significant, and as such, the Committee exercised negative discretion and reduced the fiscal year 2021 STI awards for fiscal year 2021 for the NEOs from 25 percent to 20 percent of target.

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During the same meetings, the Compensation Committee also addressed whether the NEOs should be awarded a merit-based salary increase. Based on fiscal year 2021 performance that was significantly worse than established goals and objectives, the Compensation Committee decided not to award the CEO any merit increase for the second year in a row. However, based upon additional contributing factors including the successful completion of specific operational initiatives, the Committee decided that a merit-based salary increase for the CFO of two percent was warranted. In addition, based on market data comparisons and input from the Committee’s independent compensation consultant, the Compensation Committee concluded that a three percent upward market adjustment for the CFO’s salary was also warranted.

Compensation Goals and Objectives for Fiscal Year 2022

In May 2021, the Compensation Committee developed objectives for the STI plan for the NEOs for fiscal year 2022. The Committee established objectives across three main categories; financial performance, operational performance, and safety performance as reflected in the following table.

Category	Metric	Measurement	Target Points %
Financial	New Bookings	$4.8M new OPT/3Dent bookings	40
	Revenue	$1.1M 3Dent Revenue Recognition	10
Operational	Maritime Domain Awareness (MDA) – NJ Array	Two separate milestones: (1) the offshore installation of MDA on test buoys and the hybrid PowerBuoy® with specific operational requirements, budget and completion dates; and (2) refurbishment of the PB3 PowerBuoy® with product improvements and new MDA software with specific design requirements, budget and complete dates	30
	MOSWEC	Retrofit the MOSWEC MES hull system, deployed off the NJ shore, and providing sufficient power and data	10
Safety	Safety Measure	Specific lost-time incident (LTI) metrics and an exceedance of the maximum metric may result in a total scorecard score of zero at the discretion of the Board	10
TOTAL			100

In addition, the Compensation Committee established a threshold for obtaining any STI award for fiscal year 2022. A 75% threshold was established, and upon attainment, a 50% award would be made. Between 75% and 100%, the award would be linearly interpolated, and between 100% and 200% (the maximum award), the award would be interpolated.

Consistent with fiscal year 2022, for equity grants to the NEOs in fiscal year 2023 and beyond, the intent is for the grant to be in the form of RSUs instead of NQSOs.

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Compensation Considerations and Decisions for Fiscal Year 2022

In May 2022, the Compensation Committee held a meeting to address management’s recommendation for fiscal year 2022 in terms of: (i) salary changes; (ii) STI bonus pool; and (iii) STI bonus alternatives for the NEOs. The Compensation Committee assessment included a review of the Company’s scorecard for the fiscal year, the performance reviews of high performing individuals, and the performance review of the NEOs. The Compensation Committee determined that the overall performance of the Company in terms of meeting the commercial targets for the fiscal year included in the scorecard (particularly sales and bookings) had significantly improved from the previous fiscal year, but still did not reached the full score as determined in the scorecard. The Committee also considered that fiscal year 2022 product development and safety targets had been met.

Considering the overall performance of the Company for the fiscal year, and particularly the performance reviews of high performing individuals within the staff, the Compensation Committee approved management’s recommendation for salary adjustments and STI pool for the fiscal year. The salary adjustment resulted on an average 3.3% pay increase across the Company, and the STI pool resulted in a total of $245,811 in bonus awards across the Company.

In terms of NEOs compensation and STI bonus, the Compensation Committee considered the following: (i) that all NEOs had been recently named; (ii) that in their term in their respective offices their efforts were already positively impacting the Company’s performance; and, (iii) that the Company had met the product development and safety targets in the scorecard (representing 25% of the STI goals). Hence, the Compensation Committee resolved to approve that the NEOs receive 20% of their respective target bonuses for fiscal year 2022, pro-rated for any partial year of service. Since the NEOs had not had a complete year of service as of this assessment, no salary increases were approved at this time, with the exception of the CFO who received a 4% increase.

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Compensation Goals and Objectives for Fiscal Year 2023

In May 2022, the Compensation Committee developed objectives for the STI plan for the NEOs for fiscal year 2023. The Compensation Committee established objectives across three main categories; financial performance, operational performance, and safety performance as reflected in the following table.

Category	Metric	Measurement	Target Points
Financial	New Bookings	$9.3M new bookings	60
Operational	Manufacturing	Successfully start manufacturing of WAM-Vs in NJ by September 30, 2022 utilizing external project management support to move the manufacturing lines	10
	Demonstrations	Deliver test buoy with MDA to San Diego in time for USCG to install the buoy in time for Navy’s ANTX. Stream live data from the deployed MDA system for at least 1 week and intermittently whenever required by Navy; demonstrate at least 1 night-time detection; demonstrate at least one manual intervention	10
	PB2.0	(1)Validate commercial and functional specifications for next-gen (PB2.0) WEC and non-WEC system by July 31, 2022 (2)Validate hull shape, external and internal, for PB2.0 taking into account feedback from the FSD deployment, solar studies, and the requirements of MDA payloads based on NJ tests and ANTX, by October 31, 2022 (3)Finalize design for PB2.0 hull and obtain firm quotes and delivery timelines by November 30, 2022; place order for PB2.0 hull by January 31, 2023	10
Safety	Proactive Measures Implementation	(1)Roll-out of the new observation card system by 7/31 (2)Implementation of a QA/QC system by 10/31	5
	LTIs	(1) Zero (0) LTI days results in a safety score of 5 points. LTI is measured as any LTI occurring on an OPT led job not just per OSHA definition (2) One (1) LTI day results in a safety score of 2 points. (3) Two (2) LTI days results in a safety score of 0 points. (4) Greater than two (2) LTI days MAY result in a Total Scorecard score of 0 points (at the discretion of the board).	5
Total			100

In addition, the Compensation Committee established a threshold for obtaining any STI award for fiscal year 2023. A 75% threshold was established, and upon attainment, a 50% award would be made. Between 75% and 100%, the award would be linearly interpolated, and between 100% and 200% (the maximum award), the award would be interpolated.

In January 2022 the Company adopted a new program for long term incentive (“LTI”) awards. Pursuant to the new program, named executive officers (“NEOs”), vice presidents, and select other direct reports to the Chief Executive Officer receive restricted stock units (“RSUs”) while the rest of the Company’s employees receive non-qualified stock options (“NQSOs”). NQSOs are subject to time-based vesting, while RSUs are subject to both time-based and performance-based vesting criteria. Performance-based vesting is subject to a total shareholder return (“TSR”) formula, which can be altered to allow for vesting in the second year if the TSR metric is not achieved in the first year, and for vesting in the third year if the TSR metric is not achieved for the second year. The TSR metric has two components – an absolute TSR metric that evaluates the performance of OPT’s common stock year-over-year, and a relative TSR metric that evaluates the performance of OPT’s common stock against a defined index, currently the Russell 3000 Microcap index. One-third of RSU awards vest over time, one-third vest as absolute TSR metrics are achieved and one-third vest as relative TSR metrics are achieved.

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Summary Compensation Table

The following table sets forth the compensation paid or accrued during the fiscal years ended April 30, 2022 and April 30, 2021 to our named executive officers.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	All Other Compensation ($)		Total ($)

Philipp Stratmann	2022	$344,945	$54,000	$349,269	$116,534	$103,162	(7)	$967,910
President and Chief Executive Officer	2021	$240,000	$33,600	$—	$63,622	$3,000	(7)	$340,222

Robert Powers	2022	$108,182	$11,667	$284,140	$—	$—		$403,989
Senior Vice President and Chief Financial Officer	2021	$—	$—	$—	$—	$—		$—

Joseph DiPietro	2022	$133,076	$6,729	$47,190	$—	$—		$186,995
Principal Accounting Officer, Controller, and Treasurer	2021	$—	$—	$—	$—	$—		$—

George H. Kirby III (5)	2022	$505,480	$—	$—	$—	$—		$505,480
Former President and Chief Executive Officer	2021	$391,140	$58,671	$—	$374,919	$1,500	(8)	$826,230

Matthew T. Shafer (6)	2022	$114,874	$—	$—	$—	$5,571	(9)	$120,445
Former Senior Vice President, Chief Financial Officer and Treasurer	2021	$253,125	$25,313	$—	$215,863	$10,139	(9)	$504,440

(1) Salary represents actual salary earned during each fiscal year. The amounts in this column may be different from the amounts listed below under description of employment agreements.

(2) This amount represents bonuses earned by the named executive officers for fiscal years 2022 and 2021. For fiscal year 2022, the Compensation Committee exercised discretion to award bonuses based on the Company’s results of operations and other performance metrics. For fiscal year 2021, the Compensation Committee exercised negative discretion to reduce the bonus percentages from 25% to 20% based on the Company’s results of operations.

(3) The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of restricted stock granted during the year computed in accordance with the provisions of Accounting Standards Codification (ASC) No. 718, “Compensation- Stock Compensation.” The assumptions used in calculating these amounts are incorporated by reference to Note 14 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended April 30, 2022.

(4) The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of Accounting Standards Codification (ASC) No. 718, “Compensation- Stock Compensation.” The assumptions used in calculating these amounts are incorporated by reference to Note 14 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended April 30, 2022.

(5) Mr. Kirby resigned from the Company on June 18, 2021.

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(6) Mr. Shafer resigned from the Company on September 22, 2021.

(7) For fiscal year 2022, the amount of $103,162 includes $94,124 of relocation expenses and $9,038 for the Company’s matching contributions to the 401(K) Plan. For fiscal year 2021, the amount of $3,000 relates to the Company’s matching contributions to the 401(K) Plan

(8) For fiscal year 2021, the amount of $1,500 relates to the Company’s matching contributions to the 401(K) Plan.

(9) For fiscal year 2022, the amount of $5,571 relates to the Company’s matching contribution to the 401(K) Plan. For fiscal year 2021, the amount of $10,139 relates to the Company’s matching contributions to the 401(K) Plan.

Employment Agreements

A discussion of the employment agreements of Mr. Kirby and Mr. Shafer are not included as they are no longer serving as officers or directors of the Company.

Philipp Stratmann – President, Chief Executive Officer and Director

Effective June 18, 2021, in connection with his appointment as Chief Executive Officer and President, Mr. Stratmann entered into an Employment Agreement with the Company. Pursuant to the Employment Agreement, Mr. Stratmann will receive an annual base salary of $360,000, is eligible for an annual, discretionary, performance-based bonus targeted at 75% of base salary on such terms and conditions as may be determined by the Board or its Compensation Committee, and is eligible to receive long-term incentive equity based awards, pursuant to the Company’s 2015 Omnibus Incentive Plan, as amended, subject to such terms and conditions as may be determined by the Board or its Compensation Committee. At the time of signing the Employment Agreement, Mr. Stratmann received a one-time grant of 100,000 restricted stock units that vest, if at all, equally over two years with 1/3 of each vesting based on time and 2/3 of each vesting based on positive total shareholder return.

If he is terminated other than for cause he will receive 12 months of salary as severance. Mr. Stratmann is also subject to covenants regarding non-competition, non-solicitation and confidentiality.

Robert Powers - Senior Vice President and Chief Financial Officer

Effective December 13, 2021, in connection with his appointment as Senior Vice President and Chief Financial Officer, Mr. Powers entered into an Employment Agreement with the Company. Pursuant to the Employment Agreement, Mr. Powers will receive an annual base salary not to exceed $280,000, is eligible for an annual, discretionary, performance-based bonus targeted at 50% of base salary on such terms and conditions as may be determined by the Board or its Compensation Committee, and is eligible to receive long-term incentive equity based awards, pursuant to the Company’s 2015 Omnibus Incentive Plan, subject to such terms and conditions as may be determined by the Board or its Compensation Committee.

If Mr. Powers is terminated other than for cause (or Mr. Powers quits for good reason) within the first 12 months (but with Mr. Powers having worked at least six months), he will receive three months of salary as severance, and if terminated other than for cause thereafter, he will receive six months of salary as severance. Mr. Powers is also subject to covenants regarding non-competition, non-solicitation and confidentiality.

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Joseph DiPietro – Principal Accounting Officer, Controller, and Treasurer

In connection with his promotion in September 2021, Mr. DiPietro entered into a new employment letter. His annual salary was increased to $190,000 and he is eligible for an annual bonus at a target of 25% of his annual salary.

Stock Option and Other Compensation Plans

2015 Omnibus Incentive Plan

On August 17, 2015, the Board of Directors approved, subject to the receipt of shareholder approval, the 2015 Plan. On October 22, 2015, the shareholders approved the 2015 Plan, and the 2006 Stock Incentive Plan was terminated.

The 2015 Plan is administered by a committee of the Board, which consists of not fewer than two directors of the Company designated by the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code as amended (as now in effect or later amended and any successor thereto, the “Code”) and, for so long as our common stock is listed on the Nasdaq, an “independent director” within the meaning of the Nasdaq rules. Among other things, the committee administering the 2015 Plan has full power and authority to take all actions and to make all determinations required or provided for under the 2015 Plan, any award under the 2015 Plan or any award agreement under the 2015 Plan, not inconsistent with the specific terms and conditions of the 2015 Plan, which the committee deems to be necessary or appropriate to the administration of the 2015 Plan. The committee administering the 2015 Plan, may amend, modify or supplement the terms of any outstanding award, provided that no amendment, modification or supplement of the terms of any outstanding award shall impair a grantee’s rights under an award without the consent of the grantee. The committee administering the 2015 Plan is also authorized to construe the award agreements and may prescribe rules relating to the 2015 Plan. Notwithstanding the foregoing, our full Board will conduct the general administration of the 2015 Plan with respect to all awards granted to our non-employee directors. In addition, in its sole discretion, our Board may at any time and from time to time exercise any and all rights and duties of the committee under the 2015 Plan except with respect to matters which are required to be determined in the sole discretion of the committee under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder.

The 2015 Plan provides for the grant of stock options, SARs, restricted stock awards, stock unit awards and unrestricted stock awards, dividend equivalent rights, performance share awards or other performance-based awards, other equity-based awards or cash to eligible employees, officers and non-employee directors of the Company or any affiliate of the Company, or any consultant or adviser to the Company or an affiliate who is currently providing services to the Company or an affiliate, or to any other individual whose participation in the 2015 Plan is determined to be in the best interests of the Company by the committee administering the 2015 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2015 Plan. The limitation on the amount of shares of stock issuable under the 2015 Plan is subject to adjustment in the event of certain changes in our capital stock, such as recapitalization, reclassifications, stock splits, reverse stock splits, spin-offs, combinations of our stock, exchanges of our stock and other increases or decreases in our stock without receipt of consideration.

Between October 2015 and December 2021, the shareholders approved a number of amendments to the 2015 Plan each of which increased the number of shares available for grant under the 2015 Plan. On October 18, 2022, our Board approved and adopted an amendment to the 2015 Plan, subject to shareholder approval to increase the number of shares available for grant under the 2015 Plan from 3,132,036 to 4,382,036, to ensure that adequate shares will be available for future grants. That proposal is part of this proxy statement (see page 16) and pending for shareholder approval at the Meeting.

As of April 30, 2022, options to purchase 1,320,090 shares of our common stock at a weighted average exercise price of $2.17 were outstanding under our 2015 Plan.

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As of April 30, 2022, we had granted 805,122 shares of restricted common stock under our 2015 Omnibus Incentive Plan. 24,354 shares have vested, and 3,004 shares were cancelled.

The 2015 Plan will terminate automatically on October 22, 2025, which is ten years after the date on which shareholders approved the 2015 Plan. As of October 18, 2022, there are 695,127 shares available for grant under the 2015 Plan.

2018 Employment Inducement Incentive Award Plan

On January 18, 2018, the Board adopted the Ocean Power Technologies, Inc. Employment Inducement Incentive Award Plan (the “Inducement Plan”) and, subject to the adjustment provisions of the Inducement Plan, reserved 25,000 shares of the Company’s common stock for issuance pursuant to equity awards granted under the Inducement Plan.

The Inducement Plan was adopted without shareholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. In June 2021, the Company transferred its stock listing from Nasdaq to NYSE American, and the Inducement Plan continued in effect. The Inducement Plan provides for the grant of equity-based awards, including restricted stock units, restricted stock, performance shares and performance units, and its terms are substantially similar to the Company’s 2015 Plan, including with respect to treatment of equity awards in the event of a “change in control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception.

In accordance with the applicable NYSE American Listing Rules, awards under the Inducement Plan may only be made to individuals not previously employees or non-employee directors of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company. An award is any right to receive the Company’s common stock pursuant to the Inducement Plan, consisting of a performance share award, restricted stock award, a restricted stock unit award or a stock payment award. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the date of its adoption. Any Awards that are outstanding on the Expiration Date, or the date of termination of the Plan (if earlier), shall remain in force according to the terms of the Plan and the applicable Award Agreement. On February 9, 2022, the 2018 Inducement Plan was amended to increase the authorized shares by 250,000 to 275,000. As of October 18, 2022, there were 113,513 shares outstanding and 161,487 shares available for grant under the Inducement Plan.

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Outstanding Equity Awards at Fiscal Year End Table

The following table contains certain information regarding equity awards held by the named executive officers as of April 30, 2022:

	Option Awards					Stock Awards
Name and Principal Position	Numbers of Shares Underlying Unexercised Options (#) Exercisable	Numbers of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Philipp Stratmann	4,667	4,666	$2.93	1/14/2031	(1)
President and Chief Executive Officer	—	18,667	$2.93	1/14/2031	(2)
						289,000	(3)	$306,340

Robert Powers						173,000	(4)	$183,380
Senior Vice President and Chief Financial Officer

Joseph DiPietro						33,000	(5)	$34,980
Principal Accounting Officer, Controller, and Treasurer

There were no outstanding option awards or stock awards related to George H. Kirby or Matthew T. Shafer as of April 30, 2022.

(1) Represents stock options granted January 14, 2021 relating to an aggregate of 9,333 shares which vest over a two-year period based on service requirements.

(2) Represents stock options, with market-based conditions, granted on January 14, 2021 relating to an aggregate of 18,667 shares which vest over a two-year period when certain market price targets are met.

(3) Represents restricted stock, with market-based conditions, granted on June 18, 2021 relating to an aggregate 100,000 of which vest over a two-year period when certain market price targets are met and granted on January 14, 2022 relating to an aggregate 189,000 of which vest over a three-year period when certain market price targets are met.

(4) Represents restricted stock, with market-based conditions, granted on December 13, 2021 relating to an aggregate 75,000 of which vest over a two-year period when certain market price targets are met and granted on January 14, 2022 relating to an aggregate 98,000 of which vest over a three-year period when certain market price targets are met.

(5) Represents restricted stock, with market-based conditions, granted on January 14, 2022 related to an aggregate 33,000 which vest over a three-year period when certain market price targets are met.

Potential Payments upon Termination of Employment or Change in Control

The following information sets forth the terms of potential payments to each of our named executive officers in the event of a termination of employment. We did not include information for Mr. Kirby or Mr. Shafer since they are no longer employed by the Company. The terms cause, good reason and change of control have the meanings given such terms in the executive’s employment agreement.

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Termination by Company without Cause; Termination by Executive for Good Reason. Our employment agreement with each of Messrs. Stratmann and Powers provides, upon the termination of his employment other than for cause, or if he terminates his employment for good reason, that he has the right to receive severance payments of six months of base salary (for Mr. Stratmann) or three months of his base salary(for Mr. Powers) (during year one of employment) and twelve months of base salary (for Mr. Stratmann) or six months of base salary (for Mr. Powers) thereafter.

Termination by Company for Cause; Termination by Executive without Good Reason. Neither Mr. Stratmann nor Mr. Powers is entitled to any benefits in the event of a termination of the Company for cause or by the executive without good reason. The employment agreement with Mr. DiPietro does not contain provisions regarding severance in the event of a termination by the Company with or without cause or termination by the executive without good reason.

Change in Control. In the event of a termination by the Company in connection with a change of control, or by the executive within 90 days of a change of control, the employment agreements for Mr. Stratmann and Mr. Powers provide for a payment of twelve and three months, respectively, of base salary. The employment agreement for Mr. DiPietro does not contain change of control provisions; therefore, payments for cash severance and continued healthcare benefits are the same as for termination without cause. The restricted stock agreement provides for accelerated stock vesting upon a change in control.

Termination upon Failure to Renew by the Company. In the event that the Company elects not to renew the employment agreement, and the executive terminates their employment within 30 days of notice of non-renewal, the employment agreements for Mr. Stratmann and Mr. Powers provide for a payment of twelve and three months, respectively, of base salary. The employment agreement for Mr. DiPietro does not contain provisions for payments in this event.

Qualifying retirement. Under our restricted stock agreements with the named executive officers, upon a Qualifying Retirement, 50% of unvested restricted shares will vest immediately. A “Qualifying Retirement” means retirement by the recipient after satisfaction of the conditions in either clause (A) or clause (B): (A) the recipient has both (1) attained the age of 55 and (2) completed at least ten years of employment with the Company; or (B) the sum of the recipient’s age plus the number of years he or she has been employed by the Company equals or exceeds 75 years. In addition, the agreements of Messrs. Stratmann and Powers extend the exercisability of vested options to 90 days after any termination event.

PROPOSAL FOUR

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION PRACTICES

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. Consistent with our shareholders’ preference expressed in voting at the 2011 Annual Meeting of Shareholders, the Board of Directors determined that an advisory vote on the compensation of our named executive officers will be conducted every year. In this proposal we are asking shareholders to approve the following advisory resolution at the Meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s proxy statement for its 2022 Annual Meeting of Shareholders, is hereby APPROVED.

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The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices described in the Executive Compensation section are effective in achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of our shareholders and motivating our executives to remain with us for long and productive careers. Named executive officer compensation over the past two years reflects amounts of cash and equity compensation consistent with our stated goals and objectives. We urge shareholders to read the Executive Compensation section beginning on page 23 of this proxy statement, including the 2022 Summary Compensation Table and related tables and narrative, appearing on pages 29 through 30 which provide information on our compensation policies and practices and the compensation of our named executive officers.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is nonbinding on the Board of Directors. Although nonbinding, the Board will review and consider the voting results when evaluating our executive compensation program.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

PROPOSAL FIVE

ADVISORY VOTE ON THE FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we are asking stockholders to indicate their preference for how frequently the Company should seek advisory approval of our named executive officer compensation, such as the “say-on-pay” vote included in Proposal No. 4 above. By voting on this Proposal No. 5, stockholders may indicate whether they would prefer an advisory vote on our named executive officer compensation once every one, two or three years.

The Company has held annual say-on-pay votes starting with the 2011 Annual Meeting. The Board continues to believe that an advisory vote on our executive compensation every year is most appropriate and recommends stockholders approve an annual advisory vote on named executive officer compensation. Holding an annual advisory vote on executive compensation allows stockholders to provide timely input on our compensation philosophy, policies and practices and provides a direct and simple means to express investor sentiment regarding our executive compensation program.

Stockholders should understand they are not voting “for” or “against” a recommendation of the Board; rather, stockholders are asked to choose whether future advisory votes on named executive officer compensation should be held every one, two or three years. Stockholders may also abstain from voting. This vote is advisory and not binding on the Board or the Company and the final decision on the frequency of future advisory votes on named executive compensation remains with the Board. The Board values the opinions expressed by our stockholders through their votes and will carefully consider the outcome of the vote when making future decisions regarding the frequency of future advisory votes on named executive compensation.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO HOLD FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.

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OTHER MATTERS

Other Business

As of the date of this proxy statement, the Board of Directors knows of no business to be presented at the Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

Shareholder Proposals for 2023 Annual Meeting

In accordance with our by-laws, a shareholder who wishes to present a proposal for consideration at the 2023 Annual Meeting must deliver a notice of the matter the shareholder wishes to present to our principal executive offices in Monroe Township, NJ, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s Meeting. Accordingly, any notice given by or on behalf of a shareholder pursuant to these provisions of our by-laws (and not pursuant to Rule 14a-8 under the Exchange Act) must be received no earlier than August 10, 2023 and no later than September 12, 2023 (except that in the event that the date of the 2023 Annual Meeting of Shareholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2022 Annual Meeting of Shareholders, a shareholder’s notice must be so received no earlier than the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2023 Annual Meeting and (B) the tenth day following the day on which notice of the date of the 2023 Annual Meeting was mailed or public disclosure of the date of the 2023 Annual Meeting was made, whichever first occurs). The notice should include (i) a brief description of the business desired to be brought before the 2023 Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the shareholder, (iii) the class or series and number of shares of capital stock of the Company beneficially owned or owned of record by the shareholder, (iv) a description of all arrangements or understandings between the shareholder and any other person or persons (including their names) in connection with the proposal and any material interest of the shareholder in such business, (v) a representation that the shareholder intends to appear in person or by proxy at the 2023 Annual Meeting to bring such business before the meeting and (vi) a representation as to whether such shareholder intends, or is part of a group that intends, to deliver a proxy statement and/or solicit proxies. Any proposal should be addressed to the Corporate Secretary, Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Annual Report

Our 2022 Annual Report is concurrently being mailed to shareholders. The 2022 Annual Report contains our consolidated financial statements for fiscal year 2022 and the report thereon of EisnerAmper, LLP, which was our independent registered public accounting firm when the audit of our consolidated financial statements for fiscal year 2022 was issued. Our 2022 Annual Report does not constitute, and should not be considered, a part of this proxy solicitation material. Shareholders may obtain an additional copy of our 2022 Annual Report for the year ended April 30, 2022, without charge, by writing to Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Householding of Annual Meeting Materials

We have adopted the cost saving practice of “householding” proxy statements and annual reports. Some banks, brokers and other nominee record holders are also “householding” the proxy statements and annual reports for their customers. This means that only one copy of our proxy statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, Attention: Secretary or (609) 730-0400. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

BY	ORDER OF THE BOARD OF DIRECTORS

/s/ Nicholas Day
Nicholas Day
General Counsel and Secretary

Dated: October 18, 2022

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

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ANNEX A

SIXTH AMENDMENT TO THE

OCEAN POWER TECHNOLOGIES, INC.

2015 OMNIBUS INCENTIVE PLAN

WHEREAS, Ocean Power Technologies, Inc. (the “Company”) previously adopted the Ocean Power Technologies, Inc. 2015 Omnibus Incentive Plan effective October 22, 2015 (the “2015 Plan”) and previously amended the 2015 Plan effective October 21, 2016, December 7, 2018, December 20, 2019, December 23, 2020 and December 13, 2021; and

WHEREAS, the Board of Directors of the Company has authorized an amendment of the 2015 Plan to increase the number of shares authorized for Awards thereunder from 3,132,036 shares to 4,382,036 shares.

NOW, THEREFORE, effective as of December 14, 2022, 2022, subject to approval by the Company’s shareholders within twelve (12) months of the effective date of this Amendment, Sections 4.1 and 6.2 of the Plan are amended to replace the number 3,132,036 with the number 4,382,036.

IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be duly executed in its name and on its behalf by its duly authorized officer.

OCEAN POWER TECHNOLOGIES, INC.

By:	/s/ Philipp Stratmann
Name:	Philipp Stratmann
Title:	President & Chief Executive Officer

A-1

P R O X Y C A R D

The undersigned hereby constitute(s) and appoint(s) Dr. Philipp Stratmann and Terence J. Cryan and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote, as designated on the reverse side of this proxy, on behalf of the undersigned, shareholders of Ocean Power Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by our Board of Directors of proxies for use at our 2022 Annual Meeting of Shareholders (the "Meeting"). The Meeting is scheduled to be held on Wednesday, December 14, 2022, at 9:00 a.m. Eastern Standard Time, in virtual format only at www.cesonlineservices.com/optt22_vm. We anticipate that this proxy statement and the enclosed form of proxy will be mailed to shareholders on or about October 22, 2022, and at any and all adjournments or postponements thereof on the following matters.

By signing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given by the undersigned with respect to the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. PROPOSALS 1-5 ARE COMPANY PROPOSALS SUBMITTED TO SHAREHOLDERS BY OUR BOARD OF DIRECTORS. FOR THE REASONS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT, OUR THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" PROPOSALS 1 – 4, and "ONE YEAR" ON PROPOSAL 5. TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT, OR CONTINUATION THEREOF.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

(Continued and to be dated and signed on reverse side)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
The Notice and Proxy Statement and Annual Report are available at: [•]

X Please mark vote as indicated in this example

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" PROPOSALS 1 – 4, and "ONE YEAR" ON PROPOSAL 5.

01. Terence J. Cryan, 02. Philipp Stratmann, 03. Clyde W. Hewlett
04. Diana G. Purcel 05. Peter E. Slaiby 06. Natalie Lorenz-Anderson

☐ **FOR ALL** ☐ **WITHHOLD ALL** ☐ **FOR ALL EXCEPT**

INSTRUCTIONS: To vote against an individual nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the individual nominee(s) on the line below:

____

5. To vote on an advisory resolution to approve the frequency of future advisory votes on our executive compensation; and — ☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

To transact such other business as may properly come before the meeting or any adjournments thereof.

____
Date

____
(Signature)

____
(Signature if held jointly)

Please sign exactly as your name or names appear on this Proxy. All holders must sign. When shares are held jointly, the senior of the joint holders must sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, MARK, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET
QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS **proxyvoting.com/OPTT.** You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★ ★ Toll Free ★ ★
(866) 894–0531
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

Internet and Telephone voting is available through 11:59 P.M. Eastern Daylight Time on December 13, 2022.

CONTROL NUMBER
for Telephone/Internet Proxy Authorization